                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 or 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

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                        DATE OF REPORT: DECEMBER 18, 2001

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                       HUNTINGTON BANCSHARES INCORPORATED
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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   Maryland                       0-2525                 31-0724920
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(STATE OR OTHER            (COMMISSION FILE NO.)         (IRS EMPLOYER
JURISDICTION OF                                          IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)
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                                Huntington Center
                              41 South High Street
                              Columbus, Ohio 43287
                                 (614) 480-8300
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)


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ITEM  5.  OTHER EVENTS.

         On December 18, 2001, Huntington Bancshares Incorporated ("Huntington") issued a news release reaffirming its fourth quarter operating earnings guidance. The information contained in the news release, which is attached as
Exhibit 99.1 to this report, is incorporated herein by reference. Huntington also presented this information during a conference call which was available via Internet Webcast. The presentation materials are attached at Exhibits 99.2 and
99.3 to this report, and are incorporated herein by reference.

         The information contained or incorporated by reference in this Current Report on Form 8-K may contain forward-looking statements, including certain plans, expectations, goals, and projections, which are subject to numerous assumptions, risks, and uncertainties. Actual results could differ materially from those contained or implied by such statements for a variety of factors, including: changes in economic conditions; movements in interest rates; competitive pressures on product pricing and services; success and timing of business strategies; the successful integration of acquired businesses; the nature, extent, and timing of governmental actions and reforms; and extended disruption of vital infrastructure. All forward-looking statements included in this Current Report on Form 8-K are based on information available at the time of the Report. Huntington assumes no obligation to update any forward-looking statement.


ITEM  7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits.

         Exhibit 99.1 News release of Huntington Bancshares Incorporated, dated
                      December 18, 2001.

         Exhibit 99.2 Presentation Transcript of December 18, 2001.

         Exhibit 99.3 Presentation Materials, dated December 18, 2001.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 HUNTINGTON BANCSHARES INCORPORATED


Date:    December 20, 2001      By:  /s/ Michael J. McMennamin
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                                     Michael J. McMennamin, Vice Chairman, Chief
                                     Financial Officer, and Treasurer

                                  EXHIBIT INDEX

Exhibit No.                    Description

Exhibit 99.1    *    News release of Huntington Bancshares Incorporated,
                     December 18, 2001.

Exhibit 99.2    *    Presentation Transcript of December 18, 2001.

Exhibit 99.3    *    Presentation Materials, dated December 18, 2001.


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* Filed with this report.